Exhibit 10.39

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of January 26, 2007, between Monarch Pointe Fund, Ltd. (“Monarch”), Mercator Momentum Fund, L.P. (“MMF”), Mercator Momentum Fund III, L.P. (“MMF III) and each of the undersigned additional accredited investors signatories hereto (the “Accredited Investors,” and together with Monarch, MMF and MMF III, referred to individually as a “Holder” and collectively as the “Holders”) and SunFuels, Inc., a Colorado corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subscription Agreement (as defined below). References to the Company herein shall be deemed to also refer to any successor to the Company.

WHEREAS, on the date hereof, the Company, M.A.G. Capital, LLC and the Holders have entered into a Subscription Agreement (the “Subscription Agreement”), pursuant to which the Holders have purchased from the Company, for aggregate consideration of $20,250,000: (i) warrants (the “Warrants”) from the Company, pursuant to which the Holders have the right to purchase in the aggregate up to 750,000 shares of the Company’s common stock, no par value (the “Common Stock”); and (ii) 1,500,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Stock”), and have the right to cause such Series A Stock to be converted into shares of Common Stock, pursuant to the conversion formula set forth in the Certificate of Designations of Series A Convertible Preferred Stock as filed with the Secretary of State of the State of Colorado on or about January 25, 2007 (the “Certificate of Designations”); and

WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the shares of Common Stock issuable upon the conversion of the Series A Stock and the exercise of the Warrants.

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. Registrable Securities. As used herein the terms “Registrable Security” means each share of Common Stock (A) issuable (i) upon the conversion of the Series A Stock (the “Conversion Shares”), (ii) upon exercise of the Warrants (the “Warrant Shares”) or (iii) upon the exercise or conversion of the other securities set forth in Section 2(b) hereof and (B) issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (A) above; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security as of the date of determination that such security (i) has been effectively registered under the Securities Act of 1933, as amended (the “Securities Act”), and disposed of pursuant thereto, (ii) has been sold pursuant to Rule 144, or (iii) may be sold without restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders. The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

2. Registration.

(a) The Company shall prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than the date that is sixty (60) days from the closing date of the Merger (as defined in the Subscription Agreement) (such date of filing, the “Filing Date”), in order to register the resale of the Registrable Securities under the Securities Act. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective no later than the date that is one hundred twenty (120) days after the Filing Date. Once effective, the Company shall, subject to the provisions of this Agreement, use its best efforts to maintain the effectiveness of the Registration Statement until the date that all of the Registrable Securities have been sold or such date as there are no longer any Registrable Securities (such date, the “Expiration Date”).

(b) The Company will initially include in the Registration Statement as Registrable Securities (i) the maximum number of shares of Common Stock issuable upon conversion of the Series A Stock, and (ii) the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

(c) The Company shall deliver to each Holder written notice of the proposed filing of the Registration Statement or any related prospectus or any amendment or supplement thereto no less than ten (10) business days prior to the filing thereof and provide each Holder with a copies of all such documents proposed to be filed (other than those incorporated by reference) and the opportunity to comment thereon. The Company shall not file a Registration Statement or any such prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

(d) In the event that the Company fails to (i) file the Registration Statement with the SEC by the date that is sixty (60) days from the closing date of the Merger, (ii) use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC by the date that is 120 days after the Filing Date, or (iii) use its best efforts to maintain the effectiveness of the Registration Statement thereafter until the Expiration Date, then the price at the Series A Stock may be converted into shares of Common Stock shall be reduced as set forth in the Certificate of Designations.

3. Covenants of the Company with Respect to Registration.

The Company covenants and agrees as follows:

(a) If any stop order shall be issued by the SEC in connection therewith, the Company shall use its commercially reasonable efforts to obtain promptly the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of any Holder, forthwith supply such reasonable number of copies of the Registration

Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and any other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by any Holder to permit such Holder to make a public distribution of such Holder’s Registrable Securities. The obligations of the Company hereunder with respect to any Holder’s Registrable Securities are subject to such Holder’s furnishing to the Company such appropriate information concerning such Holder, such Holder’s Registrable Securities and the terms of such Holder’s offering of such Registrable Securities as the Company may reasonably request in writing;

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five (5) business days prior to such filing): (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Upon the occurrence of any event contemplated by Section 3(c)(v) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may delay the filing of any supplement or amendment to any Registration Statement or suspend the use or effectiveness of any Registration Statement if (i) the Board of Directors of the Company (the “Board”), in the exercise of its good faith judgment, reasonably concludes that, in the absence of such delay or suspension, the Company will be required under state or federal securities laws to disclose a corporate development the disclosure of which is not otherwise required and would have a material adverse effect upon the Company, and (ii) the Company promptly thereafter delivers to the Holders a certificate (the “Certificate”), signed by the Chief Executive Officer of the Company, stating that in the good faith judgment of the Board it would be detrimental to the Company or its stockholders for a supplement or amendment to the Registration Statement to be filed in the near future or to continue the use or effectiveness of the Registration Statement. Upon delivery of the Certificate, the Company’s obligation under this Section 3(d) shall be deferred for a period not to exceed sixty (60) days from the date of delivery of the Certificate (the “Suspension Period”). No more than two (2) such Suspension Periods shall occur in any eighteen (18) month period. The Company may extend the Suspension Period for an additional thirty (30) consecutive days with the written consent of the holders of a majority of the Registrable Securities registered under the applicable Registration Statement, which consent shall not be unreasonably withheld.

(e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) Use its best efforts to furnish, at the request of any Holder, on the date that such Holder’s Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders and (ii) if appropriate, a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders (to the extent the then-applicable standards of professional conduct permit said letter to be addressed to the Holders).

(i) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the

Company’s legal and accounting fees, all registration, qualification, listing and filing fees, printing expenses, escrow fees, and blue sky fees and expenses; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by such Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by such Holder pursuant thereto.

(j) The Company has read and understands the exercise limitations contained in certain of the Warrants and, except as may be required by applicable law or rules or regulations of the SEC, will not take a position in any Registration Statement or other filing with the SEC that a Holder whose Warrant contains such exercise limitations is the beneficial owner of more than the percentage of Common Stock permitted to be beneficially owned by such Holder absent an affirmative written statement by such Holder to such effect. It is understood and agreed that current law, rules and regulations of the SEC do not require the adoption of a position that a Holder whose Warrant contains such exercise limitations is the beneficial owner of more than the percentage of Common Stock permitted to be beneficially owned by such Holder pursuant to the exercise limitations contained in the Warrants.

4. Additional Terms.

(a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, partners, legal counsel, and accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, or liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like), or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending, or settling any such claim, loss, damage, liability, or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, (i) made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person, or underwriter and stated to be specifically for use therein or (ii) corrected in an amended or supplemented registration statement, prospectus or offering circular provided by the Company for use prior to the purchase giving rise to such claim, loss, damage, liability or expense. It is agreed that the indemnity agreement contained in this Section 4 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of their officers, directors, and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that that in no event shall any indemnity under this Section 4 exceed the gross proceeds received by such Holder in such offering.

(c) Each party entitled to indemnification under this Section 4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than by reason of the exceptions set forth in this Agreement) with respect to any claim, loss, damage, liability, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such claim, loss, damage, liability, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above. In no event shall any contribution by a Holder under this Section 4 exceed the gross proceeds received by such Holder in such offering.

(e) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, and liabilities referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 4(c). No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and Holders under this Section 4 shall survive the completion of any offering of Registrable Securities in a Registration Statement. Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by any Holder shall impose upon any Holder any obligation to sell such Holder’s Registrable Securities.

(h) Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(i) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of any Holder, use commercially reasonable efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

(j) Each Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning such Holder in the Registration Statement or in order to promote compliance by the Company or such Holder with the Securities Act.

(k) Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.

(l) Each Holder, on behalf of itself, its affiliates, its successors and assigns and any other direct or indirect transferee holding any of the Warrants, the Series A Stock or the Registrable Securities, hereby covenants and agrees not to, directly or indirectly, offer to “short sell”, contract to “short sell” or otherwise “short sell” or encourage others to “short sell” any securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series A Stock or the exercise of the Warrants. For purposes of this Agreement, “short selling” shall include any sale, any trade in any option or other derivative security, any hedging transaction relating to the securities of the Company or any transaction intended to affect the price of the Company’s common stock.

5. Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto may be assigned by a Holder to a transferee or assignee, provided that the Company is given written notice at the time of or within a reasonable time after said assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and, provided further, that the assignee of such rights assumes in writing the obligations of such Holder hereunder.

6. Governing Law; Jurisdiction. This Agreement shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws of the State of New York. To the fullest extent permitted by applicable law, each party hereto hereby irrevocably submit to the non-exclusive jurisdiction of any New York State court or federal court sitting in the Borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this Agreement.

7. Amendment. No amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and a majority in interest of the Holders; provided, however, that no amendment, modification or termination of any provision of this Agreement shall be effective with respect to a Holder if such amendment, modification or termination disproportionately effects such Holder, unless signed in writing by such Holder.

8. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

10. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile at the addresses set forth below.

If to the Holders,	M.A.G. Capital, LLC
555 South Flower Street, Suite 4200
Los Angeles, CA 90071
Telephone No.: (213) 533-8288
Facsimile: (213) 533-8285
Attention: David Firestone

with a copy to:	Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, CA 90071-2007
Telephone No.: (213) 485-1234
Facsimile No.: (213) 891-8763
Attention: Paul Tosetti

If to the Company,	SunFuels, Inc.
1400 W. 122nd Avenue, Suite 110
Attention: Jeffrey Probst
Telephone No.: 303-865-7700
Facsimile No.: 303-865-7705

with a copy to:	James H. Carroll
Faegre & Benson LLP
1900 15th Street
Boulder, CO 80302
Telephone No.: 303-447-7748
Facsimile No.: 303-447-7800

All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. (New York Time) on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. (New York Time) or on a date that is not a business day. Change of a party’s address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

11. Binding Effect; Benefits. Any Holder may assign its rights hereunder and the term “Holder” as used herein shall be deemed to include any such subsequent assignee. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

12. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

13. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

14. Attorneys’ Fees and Disbursements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys’ fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

SUNFUELS, INC.

By:
Name:	Jeffrey Probst
Its:	Chief Executive Officer

HOLDERS:

MONARCH POINTE FUND, LTD.

By:	M.A.G. CAPITAL, LLC
Its:	General Partner

By:
Name:	Harry Aharonian
Its:	Portfolio Administrator

By:
Name:	Todd Bomberg
Its:	Chief Investment Officer

MERCATOR MOMENTUM FUND, L.P.

By:	M.A.G. CAPITAL, LLC
Its:	General Partner

By:
Name:	Harry Aharonian
Its:	Portfolio Administrator

By:
Name:	Todd Bomberg
Its:	Chief Investment Officer

MERCATOR MOMENTUM FUND III, L.P.

By:	M.A.G. CAPITAL, LLC
Its:	General Partner

By:
Name:	Harry Aharonian
Its:	Portfolio Administrator

By:
Name:	Todd Bomberg
Its:	Chief Investment Officer

ASSET MANAGERS INTERNATIONAL LIMITED

By:
Name:
Its:

[ACCREDITED INVESTOR]

By:
Name:
Its:

[ACCREDITED INVESTOR]

By:
Name:
Its:

[ACCREDITED INVESTOR]

By:
Name:
Its: